UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05693)

Exact name of registrant as specified in charter:	Putnam Europe Equity Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2012

Date of reporting period:	July 1, 2011 — December 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PEUGX

Putnam Europe Equity Fund

Semiannual report
12|31|11

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Europe Equity
Fund

Semiannual report
12 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Message from the Trustees

Dear Fellow Shareholder:

Global financial uncertainty and the European debt crisis continue to contribute to risk aversion and volatility within markets around the world. While we have experienced some positive trends in recent months, U.S. markets were flat for the year while European markets ended in negative territory.

Until a lasting and meaningful solution is found for the European debt problem and the U.S. economy establishes a solid footing, it is our belief that this volatility and uncertainty will persist, at least over the near term. In this kind of market, Putnam’s portfolio managers and analysts are dedicated to uncovering opportunities, while seeking to guard against downside risk.

During periods of market uncertainty, it is especially important to rely on the counsel and expertise of your financial advisor, who can help you maintain a long-term focus and a balanced investment approach suitable to your goals.

In other developments, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth in European markets since 1990

As a shareholder of Putnam Europe Equity Fund, you are seeking to benefit from opportunities in one of the world’s most developed economic regions. Europe has a long history of capitalism and stock investing, and the region continues to evolve. Today, the 27 member states of the European Union form a large, integrated economy that exports more goods and services than any nation in the world.

European companies are leaders in many business sectors, including financials, health care, and telecommunications. If you look at the products or services you use every day — from cars and cell phones to household products — you are likely to find many items made by European companies.

European stocks can offer diversification to U.S. investors because Europe can follow a different business cycle than that of the United States. Though international markets can experience downturns, investing internationally gives investors a chance to keep building wealth even if U.S. stocks struggle.

Since 1990, the fund has sought attractively valued companies across European markets. Pursuing Putnam’s “blend” strategy, the fund’s manager targets stocks believed to be worth more than their current prices indicate, and seeks to position the fund to perform well whether growth- or value-style stocks are leading international markets. The manager selects stocks and determines market and sector weightings relying in part on the proprietary research of Putnam analysts based in Boston and London.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks stocks that are believed to be underpriced by the market. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential and capital requirements.

Cash flow The manager examines each company’s financials, particularly the amount of cash a company generates relative to the earnings that it reports, and projects its ability to generate cash returns going forward.

Quality The manager evaluates high-quality companies with characteristics such as solid management teams and sound business models.

Performance snapshot

Annualized total return (%) comparison as of 12/31/11

- **The fund — class A shares before sales charge**
  Putnam Europe Equity Fund (PEUGX)
- **Fund's benchmark**
  MSCI Europe Index (ND)
- **Fund's Lipper peer group average**
  European Region Funds

7.12
6.89
7.00
3.04
4.35
5.59
7.76
7.86
8.39
LIFE OF FUND
(since 9/7/90)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS*
-6.04
-5.20
-5.22
-11.81
-11.06
-13.24
-18.75
-18.44
-19.22

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Last year may long be remembered as the year of Europe’s sovereign debt crisis. How did Europe’s fiscal and political challenges play out in the markets over the past six months, and how did Putnam Europe Equity Fund fare?

The period was extremely challenging for international equity markets due to concerns over European sovereign debt. European markets sold off dramatically over the summer, declining 20% between July 22 and August 10. Until a slight upswing toward year-end, European markets were largely range-bound for the balance of 2011, as deep uncertainties periodically erupted over the level of sovereign debt and, more particularly, over the ability of European leaders to permanently resolve the region’s problems.

With Europe edging toward the brink of what many perceived to be fiscal and political catastrophe, markets sought to gauge the ripple effect on the global economy. Europe is China’s largest export market, for example, so European weakness would negatively affect China’s export growth. In addition, investors were concerned that a European recession, which forecasters now believe is all but inevitable in the first half of 2012, might derail the tentative recovery in the United States.

In this difficult period, Putnam Europe Equity Fund mirrored the negative performance of its benchmark, which we attribute to deep risk

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/11. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

aversion in the markets. However, the macro-driven volatility does not change our thesis on many stocks that we find attractive, and we remain convinced that our patience will eventually be rewarded.

Did the indiscriminate selling of European stocks enhance any value opportunities?

I believe it did for the intermediate term to long term, but in the short term, high volatility caused even attractive opportunities to suffer in terms of stock price declines. This was a common theme in international equities: Many stocks that exhibited favorable characteristics and the highest upside potential according to our valuation models bore the brunt of the Europe-led stock sell-off, whereas less attractively valued stocks performed relatively better. In some cases, such as consumer staples stocks, these outperforming stocks offered more defensible earnings. However, the underperformance of cheaply valued stocks was so widespread that I believe it was mostly attributable to the generalized risk aversion that investors acted on in the second half of 2011. Stocks were sold across the board, and because professional investors tend to hold stocks that they think are cheap, these were generally the stocks that suffered most.

Having said that, I believe the disproportionately negative performance of attractively valued stocks will not last forever, and markets will eventually reward companies that are cheap relative to attractive earnings growth and other strong fundamental characteristics. In terms of sectors, it was relatively unsurprising that defensive sectors such as health care, consumer staples, energy, and telecommunication services outperformed other sectors in light of widespread risk aversion. However, I expect valuation will ultimately return as a critical factor for relative stock performance, with monetary easing, defensive investor positioning, and upside from growth in China and the United States acting as potential catalysts.

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

Which stocks did well in the portfolio despite the high volatility?

Relatively large companies in stable and defensive sectors were better able to weather the European storm. This was visible, for example, in the positive performance of Anheuser-Busch InBev [ABI], the Belgium-based multi-national brewing company, which was the top contributor to the fund’s results for the six-month period. ABI is a truly international company with globally and locally recognized brands and substantial exposure to emerging-market growth. By cutting back on debt and returning cash to shareholders, the company’s share price appreciated during the period.

In a risk-averse environment, equity investors often tend to focus on dividend yield. This was the case with the stock of the France-based integrated oil company, Total, the second-largest contributor to the fund’s performance. The company pays a healthy dividend, has relatively good production growth prospects, and has a solid balance sheet, all of which helped its outperformance.

The third-largest contributor was the rather uniquely positioned UK-based telecommunications company, Telecity Group, which provides the fund with exposure to the important secular theme of Internet data growth. This company provides high-connectivity data-center capacity for time-critical applications in industries such as online gaming and high-frequency investment trading. Companies in these industries require massive energy-intensive server support to minimize data reaction latency, which is

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/11. Short-term holdings are excluded. Holdings will vary over time.

where Telecity has proven to be a valuable partner to a variety of businesses.

Which positions or strategies detracted the most from relative returns?

The largest detractor from returns was our decision to avoid Roche Holding, a pharmaceutical company that performed well, in part, I would argue, because of its defensive characteristics and because it is based in Switzerland, the European safe haven of choice during the period.

Banks, particularly French banks, did poorly due to concerns over the sector’s exposure to sovereign debt risks. Consequently, the fund’s greater-than-benchmark weight to French bank BNP Paribas negatively affected returns. Furthermore, fears over France’s potential loss of its AAA sovereign rating — which in fact occurred after period-end — generated additional concerns and volatility among French bank stocks, as investors’ faith in the banks’ ability to generate competitive returns took a hit. Having said that, we continue to hold this position, though we are underweight in the sector relative to the benchmark. While it is true that investing in European banks is fraught with uncertainty, there is large potential upside for this sector in the event of an eventual workout of debt problems in Europe. Thus, maintaining positions in the financials that we believe stand to benefit most from a general upswing in the sector and thrive on the other side of the crisis remains an important strategic decision.

Another detractor was our investment in the Denmark-based jewelry maker, Pandora, a case in which our stock selection missed the mark. We believed the company had strong growth prospects in the area of affordable luxury products, but in the context of intermittent recovery and renewed recession fears, Pandora was unable to diversify its product offering, exhibited an inability to manage its inventory, and proved highly

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

vulnerable to the rising costs of precious metals. By period-end, we eliminated the fund’s position in the stock.

If 2011 was a rocky year for European stocks, do you expect 2012 will be any better?

In my view, it is highly likely that 2012 will continue to present the market with major challenges. Europe has not fully come to terms with a number of serious risks, including a potentially deteriorating economic outlook, heavy sovereign funding schedules, and continued elevated borrowing costs for countries such as Portugal, Italy, Ireland, Greece, and Spain. Our base case is that the European Union is likely to muster the political will and leverage the backing of the International Monetary Fund in order to remain intact through this period of macroeconomic instability. Having said that, though, the likely recession in Europe — exacerbated by Europe’s need for austerity — will hit peripheral European countries relatively hard and may put downward pressure on global growth.

In the meantime, absent a shock that forces the European Central Bank [ECB] to provide much greater monetary stimulus, I expect political developments will drive European markets, with hope-fueled rallies followed by fear-induced sell-offs. There is no way around the reality that solving Europe’s problems will take time — time for policymakers to craft real solutions and time for Europe to generate enough growth to reduce debt levels and create jobs. Until then, earnings will be under pressure and stock markets will likely be challenged. I do expect monetary easing and attractive valuations in certain areas to provide downside support to flagging markets.

Given the probability of limited growth in the eurozone, I also believe those companies that offer sustainable growth will likely trade at a premium. A possible upside scenario involves greater-than-expected progress toward a proper fiscal union in the eurozone. In my view, this could provide the ECB with the political cover to engage in more aggressive monetary easing, driving down sovereign borrowing costs, which would be a forceful tailwind for European equities. However, there are many and obvious political risks to this more positive scenario, not least of which is that ongoing austerity will be difficult to bear in weak economies, and wealthier countries may find the level of support they need to provide to their weaker neighbors a bitter pill to swallow.

Thank you, Sam, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund benefited during the period as a result of receiving a total of $3,829,609 in non-recurring reimbursements pursuant to legal settlements. For more detail, please refer to the notes to the financial highlights on page 28 of this report.

Portfolio Manager Simon Davis is Co-Head of International Equities at Putnam. He has a B.A. from Oxford University. Simon joined Putnam in 2000 and has been in the investment industry since 1988.

IN THE NEWS

Governments of the world’s top economies have more than $7.6 trillion of debt maturing in 2012, up from $7.4 trillion one year ago, according to data compiled by Bloomberg. With Japan’s $3 trillion and the United States’ $2.8 trillion of debt at the head of the list, most of the Group of Seven nations, as well as Brazil, Russia, India, and China, will inevitably confront an increase in borrowing costs. As the global economy decelerates, surveys show that investors may seek a higher return to lend to countries seeking to finance higher debt burdens. Meanwhile the International Monetary Fund (IMF) reduced its 2012 global growth forecast from 4.5% to 4%, as Europe’s debt contagion spreads and the United States seeks to cut its $1 trillion-plus budget deficit.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/7/90)		(2/1/94)		(7/26/99)		(12/1/94)		(12/1/03)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.12%	6.82%	6.32%	6.32%	6.32%	6.32%	6.61%	6.43%	6.87%	7.20%

10 years	34.94	27.16	25.03	25.03	25.19	25.19	28.18	23.69	32.06	37.10
Annual average	3.04	2.43	2.26	2.26	2.27	2.27	2.51	2.15	2.82	3.21

5 years	–26.78	–31.00	–29.49	–30.59	–29.43	–29.43	–28.58	–31.09	–27.65	–25.83
Annual average	–6.04	–7.15	–6.75	–7.04	–6.73	–6.73	–6.51	–7.18	–6.27	–5.80

3 years	25.15	17.96	22.30	19.30	22.39	22.39	23.33	19.04	24.17	26.04
Annual average	7.76	5.66	6.94	6.06	6.97	6.97	7.24	5.98	7.48	8.02

1 year	–11.81	–16.89	–12.45	–16.64	–12.47	–13.30	–12.26	–15.32	–12.07	–11.59

6 months	–18.75	–23.41	–19.05	–22.92	–19.04	–19.81	–18.94	–21.78	–18.86	–18.63

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 12/31/11

		Lipper European Region Funds
	MSCI Europe Index (ND)	category average*

Annual average (life of fund)	6.89%	7.00%

10 years	53.12	81.48
Annual average	4.35	5.59

5 years	–23.44	–22.81
Annual average	–5.20	–5.22

3 years	25.50	28.41
Annual average	7.86	8.39

1 year	–11.06	–13.24

6 months	–18.44	–19.22

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/11, there were 110, 108, 92, 84, 68, and 8 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.873		$0.686	$0.713	$0.770		$0.837	$0.926

Capital gains	—		—	—	—		—	—

Total	$0.873		$0.686	$0.713	$0.770		$0.837	$0.926

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

6/30/11	$21.50	$22.81	$20.55	$21.05	$21.26	$22.03	$21.25	$21.60

12/31/11	16.56	17.57	15.92	16.30	16.43	17.03	16.37	16.61

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 6/30/11	1.43%	2.18%	2.18%	1.93%	1.68%	1.18%

Annualized expense ratio for the six-month period
ended 12/31/11*	1.46%	2.21%	2.21%	1.96%	1.71%	1.21%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Includes an increase of 0.01% from annualizing the performance fee adjustment for the six months ended 12/31/11.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from July 1, 2011, to December 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.65	$10.05	$10.05	$8.92	$7.79	$5.52

Ending value (after expenses)	$812.50	$809.50	$809.60	$810.60	$811.40	$813.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2011, use the following calculation method. To find the value of your investment on July 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.41	$11.19	$11.19	$9.93	$8.67	$6.14

Ending value (after expenses)	$1,017.80	$1,014.03	$1,014.03	$1,015.28	$1,016.54	$1,019.05

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI Europe Index (ND) is an unmanaged index of Western European equity securities.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2011, Putnam employees had approximately $321,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 12/31/11 (Unaudited)

COMMON STOCKS (98.5%)*	Shares	Value

Belgium (3.9%)
Anheuser-Busch InBev NV	70,252	$4,290,469

Telenet Group Holding NV †	38,371	1,461,944

		5,752,413
Canada (0.7%)
Potash Corp. of Saskatchewan, Inc.	25,100	1,036,128

		1,036,128
Finland (1.0%)
Metso Corp. OYJ	41,148	1,516,321

		1,516,321
France (17.6%)
ArcelorMittal	61,192	1,116,488

Arkema	15,599	1,102,005

AXA SA	120,833	1,557,228

BNP Paribas SA	50,041	1,959,009

Christian Dior SA	22,691	2,681,934

Sanofi	69,151	5,059,848

Schneider Electric SA	33,258	1,738,090

Technip SA	19,905	1,860,381

Total SA	111,631	5,697,757

Valeo SA	40,690	1,610,119

Vinci SA	38,136	1,663,801

		26,046,660
Germany (16.1%)
BASF SE	33,159	2,312,549

Biotest AG (Preference)	24,094	1,239,771

Deutsche Bank AG	50,220	1,898,141

Deutsche Post AG	166,195	2,555,192

Henkel AG & Co. KGaA (Preference)	25,319	1,461,127

Kabel Deutschland Holding AG †	45,628	2,309,008

Lanxess AG	27,781	1,437,330

MTU Aero Engines Holding AG	24,833	1,588,931

Porsche Automobil Holding SE (Preference)	41,358	2,213,282

Rheinmetall AG	31,129	1,379,177

SAP AG	39,669	2,097,431

Siemens AG	35,528	3,397,919

		23,889,858
Ireland (3.9%)
Covidien PLC	23,300	1,048,733

Kerry Group PLC Class A	74,303	2,719,729

WPP PLC	188,407	1,967,588

		5,736,050
Israel (1.0%)
Teva Pharmaceutical Industries, Ltd. ADR	37,400	1,509,464

		1,509,464
Italy (0.8%)
Fiat SpA S	246,451	1,127,027

		1,127,027

COMMON STOCKS (98.5%)* cont.	Shares	Value

Netherlands (2.0%)
Gemalto NV	15,351	$743,522

ING Groep NV GDR †	321,612	2,291,881

		3,035,403
Norway (0.9%)
DnB NOR ASA	140,514	1,372,983

		1,372,983
Poland (0.6%)
Warsaw Stock Exchange	88,922	907,975

		907,975
Russia (1.8%)
Gazprom OAO ADR	105,304	1,119,713

Sberbank of Russia ADR † S	115,283	1,134,206

Synergy Co. †	25,585	357,832

		2,611,751
Switzerland (7.3%)
Nestle SA	50,644	2,907,615

Novartis AG	100,328	5,731,370

Swisscom AG	1,826	690,369

Syngenta AG †	4,982	1,466,290

		10,795,644
United Kingdom (40.5%)
Associated British Foods PLC	127,461	2,189,752

Barclays PLC	803,051	2,175,442

BG Group PLC	163,520	3,487,444

BP PLC	197,471	1,408,216

British American Tobacco (BAT) PLC	84,206	3,992,675

Carillion PLC	495,172	2,303,556

Centrica PLC	583,213	2,617,519

Compass Group PLC	191,357	1,811,848

HSBC Holdings PLC	186,660	1,416,976

Kingfisher PLC	646,729	2,514,314

Pearson PLC	94,960	1,778,371

Prudential PLC	273,523	2,695,157

Rio Tinto PLC	86,503	4,186,268

Royal Dutch Shell PLC Class A	205,271	7,546,304

SSE PLC	123,700	2,478,103

Standard Chartered PLC	107,763	2,346,271

Telecity Group PLC †	196,129	1,964,441

TUI Travel PLC	451,474	1,158,623

Tullow Oil PLC	67,256	1,461,926

Virgin Media, Inc. S	40,933	875,148

Vodafone Group PLC	1,955,221	5,428,398

WM Morrison Supermarkets PLC	481,206	2,431,898

Xstrata PLC	120,455	1,813,917

		60,082,567
United States (0.4%)
Beam, Inc.	12,600	645,501

		645,501

Total common stocks (cost $153,443,882)		$146,065,745

CONVERTIBLE BONDS AND NOTES (0.3%)*	Principal amount		Value

TUI Travel PLC cv. sr. unsec. unsub. bonds 6s, 2014
(United Kingdom)	GBP	300,000	$405,347

Total convertible bonds and notes (cost $393,794)			$405,347

SHORT-TERM INVESTMENTS (2.9%)*		Shares	Value

Putnam Cash Collateral Pool, LLC 0.14% [d]		2,503,758	$2,503,758

Putnam Money Market Liquidity Fund 0.05% [e]		1,828,894	1,828,894

Total short-term investments (cost $4,332,652)			$4,332,652

TOTAL INVESTMENTS

Total investments (cost $158,170,328)			$150,803,744

Key to holding’s currency abbreviations

GBP	British Pound

Key to holding’s abbreviations

ADR	American Depository Receipts
GDR	Global Depository Receipts
OAO	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2011 through December 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $148,316,198.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period.

ADR or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

The fund had the following industry concentration greater than 10% at the close of the reporting period (as a percentage of net assets):

Oil, gas, and consumable fuels	14.0%

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Belgium	$—	$5,752,413	$—

Canada	1,036,128	—	—

Finland	—	1,516,321	—

France	—	26,046,660	—

Germany	—	23,889,858	—

Ireland	1,048,733	4,687,317	—

Israel	1,509,464	—	—

Italy	—	1,127,027	—

Netherlands	—	3,035,403	—

Norway	—	1,372,983	—

Poland	—	907,975	—

Russia	357,832	2,253,919	—

Switzerland	—	10,795,644	—

United Kingdom	875,148	59,207,419	—

United States	645,501	—	—

Total common stocks	5,472,806	140,592,939	—

Convertible bonds and notes	—	405,347	—

Short-term investments	1,828,894	2,503,758	—

Totals by level	$7,301,700	$143,502,044	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 12/31/11 (Unaudited)

ASSETS

Investment in securities, at value, including $2,408,006 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $153,837,676)	$146,471,092
Affiliated issuers (identified cost $4,332,652) (Notes 1 and 6)	4,332,652

Foreign currency (cost $126,927) (Note 1)	126,926

Dividends, interest and other receivables	358,591

Foreign tax reclaim	48,364

Receivable for shares of the fund sold	301,615

Total assets	151,639,240

LIABILITIES

Payable for shares of the fund repurchased	339,751

Payable for compensation of Manager (Note 2)	92,161

Payable for investor servicing fees (Note 2)	41,952

Payable for custodian fees (Note 2)	16,934

Payable for Trustee compensation and expenses (Note 2)	159,064

Payable for administrative services (Note 2)	385

Payable for distribution fees (Note 2)	92,126

Collateral on securities loaned, at value (Note 1)	2,503,758

Other accrued expenses	76,911

Total liabilities	3,323,042

Net assets	$148,316,198

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 7)	$259,758,328

Distributions in excess of net investment income (Note 1)	(6,493,876)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(97,576,098)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(7,372,156)

Total — Representing net assets applicable to capital shares outstanding	$148,316,198

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($132,723,650 divided by 8,015,246 shares)	$16.56

Offering price per class A share (100/94.25 of $16.56)*	$17.57

Net asset value and offering price per class B share ($3,687,567 divided by 231,658 shares)**	$15.92

Net asset value and offering price per class C share ($1,551,763 divided by 95,220 shares)**	$16.30

Net asset value and redemption price per class M share ($2,769,084 divided by 168,550 shares)	$16.43

Offering price per class M share (100/96.50 of $16.43)*	$17.03

Net asset value, offering price and redemption price per class R share
($185,923 divided by 11,357 shares)	$16.37

Net asset value, offering price and redemption price per class Y share
($7,398,211 divided by 445,440 shares)	$16.61

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 12/31/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $101,821)	$1,732,604

Interest (including interest income of $548 from investments in affiliated issuers) (Note 6)	5,764

Securities lending (Note 1)	47,763

Total investment income	1,786,131

EXPENSES

Compensation of Manager (Note 2)	586,083

Investor servicing fees (Note 2)	282,986

Custodian fees (Note 2)	14,492

Trustee compensation and expenses (Note 2)	14,221

Administrative services (Note 2)	2,313

Distribution fees — Class A (Note 2)	181,992

Distribution fees — Class B (Note 2)	21,600

Distribution fees — Class C (Note 2)	8,794

Distribution fees — Class M (Note 2)	11,442

Distribution fees — Class R (Note 2)	477

Other	84,694

Total expenses	1,209,094

Expense reduction (Note 2)	(2,454)

Net expenses	1,206,640

Net investment income	579,491

Net realized loss on investments (Notes 1 and 3)	(3,237,862)

Net realized loss on foreign currency transactions (Note 1)	(56,618)

Net realized gain on written options (Notes 1 and 3)	34,917

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(62)

Net unrealized depreciation of investments during the period	(38,764,353)

Net loss on investments	(42,023,978)

Net decrease in net assets resulting from operations	$(41,444,487)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 12/31/11*	Year ended 6/30/11

Operations:
Net investment income	$579,491	$2,994,738

Net realized gain (loss) on investments
and foreign currency transactions	(3,259,563)	25,357,898

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(38,764,415)	34,153,909

Net increase (decrease) in net assets resulting
from operations	(41,444,487)	62,506,545

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(6,699,389)	(3,264,473)

Class B	(153,747)	(67,158)

Class C	(66,076)	(23,605)

Class M	(127,190)	(51,043)

Class R	(8,995)	(2,834)

Class Y	(398,260)	(193,883)

Increase in capital from settlement payments (Note 7)	3,829,609	92,249

Redemption fees (Note 1)	62,583	3,398

Decrease from capital share transactions (Note 4)	(5,760,228)	(31,514,930)

Total increase (decrease) in net assets	(50,766,180)	27,484,266

NET ASSETS

Beginning of period	199,082,378	171,598,112

End of period (including distributions in excess of net
investment income of $6,493,876 and undistributed net
investment income of $380,290, respectively)	$148,316,198	$199,082,378

* Unaudited

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
December 31, 2011 **	$21.50	.07	(4.58)	(4.51)	(.87)	—	(.87)	.01	.43 [d,e,f]	$16.56	(18.75) *[d,f]	$132,724	.73 *	.37 *	35 *
June 30, 2011	15.83	.31	5.72	6.03	(.37)	—	(.37)	— [g]	.01 [h,i]	21.50	38.36	177,369	1.43	1.54	70
June 30, 2010	15.12	.23	.49	.72	(.09)	—	(.09)	— [g]	.08 [j]	15.83	5.20	151,329	1.52 [k]	1.25 [k]	113
June 30, 2009	23.20	.42	(8.56)	(8.14)	—	—	—	— [g]	.06 [l,m]	15.12	(34.83)	169,467	1.47 [k]	2.65 [k]	79
June 30, 2008	33.47	.48	(5.14)	(4.66)	(.54)	(5.07)	(5.61)	— [g]	—	23.20	(15.43)	346,192	1.41 [k]	1.70 [k]	77
June 30, 2007	25.58	.37	8.17	8.54	(.56)	(.09)	(.65)	— [g]	—	33.47	33.69	476,598	1.48 [k]	1.26 [k]	106

Class B
December 31, 2011 **	$20.55	— [g]	(4.35)	(4.35)	(.69)	—	(.69)	— [g]	.41 [d,e,f]	$15.92	(19.05) *[d,f]	$3,688	1.11 *	— *[n]	35 *
June 30, 2011	15.12	.12	5.49	5.61	(.19)	—	(.19)	— [g]	.01 [h,i]	20.55	37.29	5,580	2.18	.65	70
June 30, 2010	14.48	.06	.50	.56	—	—	—	— [g]	.08 [j]	15.12	4.42	6,671	2.27 [k]	.37 [k]	113
June 30, 2009	22.39	.27	(8.24)	(7.97)	—	—	—	— [g]	.06 [l,m]	14.48	(35.33)	10,391	2.22 [k]	1.74 [k]	79
June 30, 2008	32.34	.16	(4.85)	(4.69)	(.19)	(5.07)	(5.26)	— [g]	—	22.39	(16.04)	32,360	2.16 [k]	.58 [k]	77
June 30, 2007	24.68	.05	7.97	8.02	(.27)	(.09)	(.36)	— [g]	—	32.34	32.68	77,315	2.23 [k]	.17 [k]	106

Class C
December 31, 2011 **	$21.05	— [g]	(4.47)	(4.47)	(.71)	—	(.71)	.01	.42 [d,e,f]	$16.30	(19.04) *[d,f]	$1,552	1.11 *	— *[n]	35 *
June 30, 2011	15.50	.15	5.60	5.75	(.21)	—	(.21)	— [g]	.01 [h,i]	21.05	37.32	2,217	2.18	.80	70
June 30, 2010	14.84	.09	.49	.58	—	—	—	— [g]	.08 [j]	15.50	4.45	1,859	2.27 [k]	.48 [k]	113
June 30, 2009	22.94	.30	(8.46)	(8.16)	—	—	—	— [g]	.06 [l,m]	14.84	(35.31)	2,325	2.22 [k]	1.90 [k]	79
June 30, 2008	33.11	.25	(5.06)	(4.81)	(.29)	(5.07)	(5.36)	— [g]	—	22.94	(16.04)	4,912	2.16 [k]	.89 [k]	77
June 30, 2007	25.33	.14	8.08	8.22	(.35)	(.09)	(.44)	— [g]	—	33.11	32.68	6,983	2.23 [k]	.48 [k]	106

Class M
December 31, 2011 **	$21.26	.02	(4.51)	(4.49)	(.77)	—	(.77)	.01	.42 [d,e,f]	$16.43	(18.94) *[d,f]	$2,769	.99 *	.12 *	35 *
June 30, 2011	15.65	.21	5.66	5.87	(.27)	—	(.27)	— [g]	.01 [h,i]	21.26	37.72	3,751	1.93	1.06	70
June 30, 2010	14.96	.13	.49	.62	(.01)	—	(.01)	— [g]	.08 [j]	15.65	4.64	3,250	2.02 [k]	.75 [k]	113
June 30, 2009	23.07	.34	(8.51)	(8.17)	—	—	—	— [g]	.06 [l,m]	14.96	(35.15)	3,683	1.97 [k]	2.19 [k]	79
June 30, 2008	33.23	.27	(5.03)	(4.76)	(.33)	(5.07)	(5.40)	— [g]	—	23.07	(15.85)	7,551	1.91 [k]	.96 [k]	77
June 30, 2007	25.38	.19	8.13	8.32	(.38)	(.09)	(.47)	— [g]	—	33.23	33.02	14,075	1.98 [k]	.66 [k]	106

Class R
December 31, 2011 **	$21.25	.04	(4.52)	(4.48)	(.84)	—	(.84)	.01	.43 [d,e,f]	$16.37	(18.86) *[d,f]	$186	.86 *	.23 *	35 *
June 30, 2011	15.66	.29	5.62	5.91	(.33)	—	(.33)	— [g]	.01 [h,i]	21.25	38.00	219	1.68	1.49	70
June 30, 2010	14.97	.21	.46	.67	(.06)	—	(.06)	— [g]	.08 [j]	15.66	4.97	133	1.77 [k]	1.20 [k]	113
June 30, 2009	23.02	.42	(8.53)	(8.11)	—	—	—	— [g]	.06 [l,m]	14.97	(34.97)	97	1.72 [k]	2.80 [k]	79
June 30, 2008	33.30	.44	(5.13)	(4.69)	(.52)	(5.07)	(5.59)	— [g]	—	23.02	(15.63)	107	1.66 [k]	1.60 [k]	77
June 30, 2007	25.55	.60	7.84	8.44	(.60)	(.09)	(.69)	— [g]	—	33.30	33.36	89	1.73 [k]	1.94 [k]	106

Class Y
December 31, 2011 **	$21.60	.09	(4.59)	(4.50)	(.93)	—	(.93)	.01	.43 [d,e,f]	$16.61	(18.63) *[d,f]	$7,398	.61 *	.49 *	35 *
June 30, 2011	15.90	.37	5.74	6.11	(.42)	—	(.42)	— [g]	.01 [h,i]	21.60	38.73	9,947	1.18	1.84	70
June 30, 2010	15.19	.27	.49	.76	(.13)	—	(.13)	— [g]	.08 [j]	15.90	5.41	8,356	1.27 [k]	1.52 [k]	113
June 30, 2009	23.24	.52	(8.63)	(8.11)	—	—	—	— [g]	.06 [l,m]	15.19	(34.64)	8,987	1.22 [k]	3.50 [k]	79
June 30, 2008	33.53	.57	(5.16)	(4.59)	(.63)	(5.07)	(5.70)	— [g]	—	23.24	(15.22)	9,154	1.16 [k]	2.05 [k]	77
June 30, 2007	25.62	.48	8.14	8.62	(.62)	(.09)	(.71)	— [g]	—	33.53	34.00	10,873	1.23 [k]	1.59 [k]	106

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26	27

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Bank of America which amounted to the following amounts per share outstanding on December 15, 2011:

Per share

Class A	$0.15

Class B	0.14

Class C	0.15

Class M	0.15

Class R	0.15

Class Y	0.15

This payment resulted in an increase to total returns of 0.73% for the period ended December 31, 2011.

e Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to the following amounts per share outstanding on November 29, 2011:

Per share

Class A	$0.08

Class B	0.07

Class C	0.08

Class M	0.08

Class R	0.08

Class Y	0.08

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC, which amounted to the following amounts per share outstanding on July 21, 2011 (Note 7):

Per share

Class A	$0.20

Class B	0.19

Class C	0.20

Class M	0.20

Class R	0.20

Class Y	0.20

This payment resulted in an increase to total returns of 0.98% for the period ended December 31, 2011.

g Amount represents less than $0.01 per share.

h Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to $0.01 per share outstanding on May 11, 2011 (Note 7).

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding on December 21, 2010.

The accompanying notes are an integral part of these financial statements.

Financial highlights (Continued)

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to $0.08 per share outstanding as of March 30, 2010.

k Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2010 certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund.

As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

June 30, 2010	0.02%

June 30, 2009	0.14

June 30, 2008	<0.01

June 30, 2007	<0.01

l Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.03 per share outstanding as of June 23, 2009.

m Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear, Stearns Securities Corp., which amounted to $0.03 per share outstanding as of May 21, 2009.

n Amount represents less than 0.01% per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 12/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Europe Equity Fund (the fund), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks (growth or value stocks or both) of large and midsize European companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential. The fund invests mainly in developed countries, but may invest in emerging markets, such as those in Eastern Europe.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from July 1, 2011 through December 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value (NAV). The NAV of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. For the reporting period, the transaction volume of purchased options contracts was minimal.

E) Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

F) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $2,408,006 and the fund received cash collateral of $2,503,758.

G) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At June 30, 2011, the fund had a capital loss carryover of $92,697,653 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$34,323,985	$—	$34,323,985	June 30, 2017

58,373,668	—	58,373,668	June 30, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $159,789,210, resulting in gross unrealized appreciation and depreciation of $9,190,799 and $18,176,265, respectively, or net unrealized depreciation of $8,985,466.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion and
0.615%	of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the management contract (January 2011), the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if the management contract has not yet been effective for thirty-six complete calendar months, the period from the date the management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI Europe Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.36% of the fund’s average net assets before an increase of $11,722 (0.01% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the  fund’s  expenses were reduced by $243 under the expense offset arrangements and by $2,211 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $114, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $10,223 and $17 from the sale of class A and class M shares, respectively, and received $2,150 and $410 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $57,508,089 and $66,452,964, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums received

Written options outstanding at the
beginning of the reporting period	—	$—

Options opened	56,258	34,917

Options exercised	—	—

Options expired	(56,258)	(34,917)

Options closed	—	—

Written options outstanding at the
end of the reporting period	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/11		Year ended 6/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	517,696	$9,833,956	347,405	$6,588,035

Shares issued in connection with
reinvestment of distributions	383,554	6,094,668	149,865	2,934,354

	901,250	15,928,624	497,270	9,522,389

Shares repurchased	(1,136,378)	(20,322,805)	(1,806,302)	(35,755,891)

Net decrease	(235,128)	$(4,394,181)	(1,309,032)	$(26,233,502)

	Six months ended 12/31/11		Year ended 6/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	6,102	$103,579	15,661	$297,369

Shares issued in connection with
reinvestment of distributions	9,719	148,406	3,406	63,996

	15,821	251,985	19,067	361,365

Shares repurchased	(55,753)	(962,991)	(188,793)	(3,574,614)

Net decrease	(39,932)	$(711,006)	(169,726)	$(3,213,249)

	Six months ended 12/31/11		Year ended 6/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	1,116	$18,645	8,137	$165,042

Shares issued in connection with
reinvestment of distributions	3,562	55,705	1,022	19,682

	4,678	74,350	9,159	184,724

Shares repurchased	(14,767)	(257,336)	(23,795)	(462,168)

Net decrease	(10,089)	$(182,986)	(14,636)	$(277,444)

	Six months ended 12/31/11		Year ended 6/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	1,034	$19,356	6,571	$125,988

Shares issued in connection with
reinvestment of distributions	5,482	86,389	1,779	34,536

	6,516	105,745	8,350	160,524

Shares repurchased	(14,392)	(259,625)	(39,573)	(758,458)

Net decrease	(7,876)	$(153,880)	(31,223)	$(597,934)

	Six months ended 12/31/11		Year ended 6/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	1,276	$23,004	3,655	$72,943

Shares issued in connection with
reinvestment of distributions	573	8,995	146	2,834

	1,849	31,999	3,801	75,777

Shares repurchased	(808)	(14,493)	(1,992)	(40,147)

Net increase	1,041	$17,506	1,809	$35,630

	Six months ended 12/31/11		Year ended 6/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	15,993	$293,445	48,660	$978,110

Shares issued in connection with
reinvestment of distributions	24,141	384,559	9,405	184,813

	40,134	678,004	58,065	1,162,923

Shares repurchased	(55,175)	(1,013,685)	(122,963)	(2,391,354)

Net decrease	(15,041)	$(335,681)	(64,898)	$(1,228,431)

Note 5: Summary of derivative activity

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Total

Equity contracts	$(62,356)	$(62,356)

Total	$(62,356)	$(62,356)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $548 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $33,517,671 and $33,021,506, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $1,855,247 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $58,803 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Mark C. Trenchard
Putnam Investment	John A. Hill	Vice President and
Management, LLC	Paul L. Joskow	BSA Compliance Officer
One Post Office Square	Elizabeth T. Kennan
Boston, MA 02109	Kenneth R. Leibler	Robert T. Burns
	Robert E. Patterson	Vice President and
Investment Sub-Manager	George Putnam, III	Chief Legal Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	W. Thomas Stephens	James P. Pappas
London, England SW1A 1LD		Vice President
Officers
Investment Sub-Advisor	Robert L. Reynolds	Judith Cohen
The Putnam Advisory	President	Vice President, Clerk and
Company, LLC		Assistant Treasurer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Michael Higgins
	Principal Executive	Vice President, Senior Associate
Marketing Services	Officer, Treasurer and	Treasurer and Assistant Clerk
Putnam Retail Management	Compliance Liaison
One Post Office Square		Nancy E. Florek
Boston, MA 02109	Steven D. Krichmar	Vice President, Assistant Clerk,
	Vice President and	Assistant Treasurer and
Custodian	Principal Financial Officer	Proxy Manager
State Street Bank
and Trust Company	Janet C. Smith	Susan G. Malloy
	Vice President, Assistant	Vice President and
Legal Counsel	Treasurer and Principal	Assistant Treasurer
Ropes & Gray LLP	Accounting Officer

Trustees	Robert R. Leveille
Jameson A. Baxter, Chair	Vice President and
Ravi Akhoury	Chief Compliance Officer
Barbara M. Baumann
Charles B. Curtis

This report is for the information of shareholders of Putnam Europe Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

SA005
272225 2/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Europe Equity Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 28, 2012